                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2010

SEMI-ANNUAL REPORT

JUNE 30, 2010 (unaudited)

Van Eck VIP Trust

VAN ECK VIP GLOBAL HARD ASSETS FUND

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2010, and are subject to change.

VAN ECK VIP GLOBAL HARD ASSETS FUND

Effective May 1, 2010, the Worldwide Hard Assets Fund was renamed the Van Eck VIP Global Hard Assets Fund. The Fund’s investment objective did not change.

Dear Shareholder:

Before presenting our market and economic view and our review of the fund, we wanted to share the following. We would like to inform you that Derek van Eck, CIO and Portfolio Manager for Van Eck’s hard assets funds and portfolios, has a health condition that is neurological in nature. Derek continues to manage the portfolios and head the firm’s portfolio management and research processes, but will limit his client facing and marketing activities as he addresses his condition. We thank you for your understanding.

The Initial Class shares of the Van Eck VIP Global Hard Assets Fund lost 12.00% for the six-month period ended June 30, 2010, which was an extremely volatile period for global markets. After a strong first quarter of 2010, the Fund began to lag the benchmark in April, due in large part to our exposure to deepwater, offshore drillers, and to a lesser extent, our exposure to coal producers. The S&P® North American Natural Resources Sector Index (SPGINRTR)1 lost 9.32% in the first half. To compare, the S&P® GSCI Total Return Index (SPGSCITR)2, a measure of the performance of commodities futures rather than commodity-related equities, lost 11.21%. The U.S. domestic equity market, as measured by the S&P® 500 Index3, declined 6.65%.

The Fund is an actively managed portfolio that employs a disciplined investment process. Our nine-person investment team—among the industry’s largest—includes two trained geologists and senior analysts with deep sector experience. We seek to invest in a diverse basket of hard assets categories (including, but not limited to, energy, precious metals, base metals, timber and alternative energy, through investments in equities and commodity-linked derivative instruments) across several geographic regions. We continue to believe that our flexible, diversified approach to investing in hard assets has the potential to limit volatility over the long term, particularly compared to more narrowly-focused funds.

Market and Economic Review

The tumultuous investment story of 2009 was marked by a steady climb back from global financial disaster, set against the backdrop of unprecedented fiscal and monetary intervention from central banks around the globe. After markets hit bottom in March 2009, economic forecasts improved slightly as the year progressed and helped equity markets rally through yearend. We ended the year with cautious confidence that the global economy had entered a phase of moderate recovery. This positive run extended into this year’s first quarter, albeit with markets reaching short-lived highs. In the second quarter, however, the positive impact of last year’s government stimulus appeared to have dried up, and this combined with several other economic assaults called the recovery’s sustainability and duration into question. Amassing grumbles replaced talk of “green shoots” in response to this year’s major economic shocks. These included the fiscal implosion of Greece and its threat to Europe’s economic health, a slowdown in China’s growth, and in the U.S., unemployment persisting above the 10% level for the first time since 1983, and the dark stain of the Deep Horizon Gulf of Mexico oil spill. At this writing, fears of global economic weakness had taken hold among investors.

Extremely volatile markets have whipsawed commodity investors during the past two years of global fiscal instability. The first half of 2010 proved to be no exception; it was a very challenging period for hard asset commodities and their corresponding equity sectors, particularly in the second quarter. As the European sovereign debt crisis worsened throughout the first half, investors fled euros for the relative safety of U.S. dollars, which in turn made U.S. dollar-denominated commodities costlier in almost all other currencies. This flight to safety caused much of the decline in value of hard assets equities. At the same time, China’s steps to curb its economic growth led to concerns about reduced demand from this major importer of hard assets. Rising inventories of oil, natural gas, grains and other hard asset commodities served as another headwind to hard assets’ performance.

On a brighter note, precious metals proved an exception to the negative hard assets picture in 2010’s first half. Gold, in particular, enjoyed double-digit gains in exemplification of the flight to safety. The dominant driver of gold was the European sovereign debt crisis, sparked by Greece’s inability to pay its debts and its descent toward default. The European Central Bank (ECB) faltered in its attempts to stabilize the situation, and the $960 billion loan announced in May to aid Greece and other heavily indebted European nations was seen as a stop-gap measure. The loss of confidence in the ECB’s ability to maintain a sound currency accelerated investment in U.S. dollars. However, this warrants caution given that the precarious fiscal and monetary conditions in the U.S. (and Japan) are comparable to those in Europe. The overall impact has been a growing loss of confidence in fiat currencies globally, and a move toward gold bullion among investors and governments. For the first time in 20 years, the world’s central banks are on the path to be net buyers of gold.

Beginning in April, gold embarked on an advance that culminated in a new all-time high of $1,265 per ounce on June 21. Gold bullion’s 13.25% advance in the first half contrasts sharply against the declines posted by other commodities, including crude

VAN ECK VIP GLOBAL HARD ASSETS FUND

oil (-4.70%) and copper (-11.69%). Although gold has already enjoyed a significant rise this year, new investors with a long-term view continue to seek gold investments. Demand for gold coins and bars is very strong, and banks and bullion dealers around the globe have responded to growing demand by building or expanding vault space. Gold-mining shares, as measured by the NYSE Arca Gold Miners Index4 (GDM), were up 12.99% for the six-month period, outpacing the performance of the precious metal, reflecting both the strength in the underlying gold bullion price and robust investor demand. Silver prices also advanced in the first half, rising 10.31%. The Philadelphia Stock Exchange Gold and Silver Index5 (XAU) gained 5.95%.

Although the energy sector was a strong performer in 2009, it suffered in the first half of 2010. Crude oil prices fell during the period, as supply remained ample and the outlook for demand was dampened by disappointing U.S. employment indicators. Crude oil prices stood at $79.36 a barrel at the start of the year, and declined 4.70% to $75.63 per barrel by June 30. The Gulf of Mexico oil spill, which began on April 20, had a major impact on the equity side, and has reminded investors of the extreme measures that are being employed by the world’s oil companies in order to secure finite, ever-dwindling crude oil deposits. Fears of additional drilling restrictions as the marketplace anticipates tighter supplies in the future also was a factor affecting energy-related stocks. Major oil companies fell 15.93%, as measured by the NYSE Arca Oil Index6 (XOI), and oil services stocks declined 15.47%, as tracked by the Philadelphia Oil Services Index7 (OSX). Not surprisingly, natural gas stocks fared a bit better but still declined 9.95%, as measured by the NYSE Arca Natural Gas Index8 (XNG). Coal prices trended slightly up during the first half, but coal stocks, as measured by the Stowe Coal Index9, declined 16.09%.

Although base/industrial metals posted strong results in the first quarter, overall it was the weakest performing hard assets commodity sub-sector during the first half, as measured by the -14.27% six-month return of the S&P® GSCI Industrial Metals Index10. As with the hard assets category as a whole, economic weakness and mounting investor fears were the main culprit for metals’ poor showing. Zinc, a metal used as an anti-corrosive in cars and construction, was the worst performer of the first half among all the hard assets and within the sub-sector, losing 30.43%. Copper and aluminum prices declined as well—by 11.69% and 11.19%, respectively.

Fund Review

Energy Holdings
As energy remains a key theme for the Fund, its allocation to the energy sector increased for the period, from 64.1% at the beginning of the year to 71.5% by June 30. Within our energy holdings, we did strategically reposition the Fund in several areas. For example, we increased the Fund’s exposure to coal producers, and, in response to the Gulf of Mexico oil spill, we replaced several deepwater drilling companies that have heavy Gulf exposure and older fleets with companies with no Gulf exposure and higher-quality fleets.

The Gulf of Mexico oil spill had a major impact on the energy sector in the first half, creating a domino effect of negative results. Deepwater drillers underperformed; oil service firms lagged in the absence of significant deepwater work; deepwater equipment companies were hurt by project delays; and finally exploration and production companies with deepwater projects were impacted by fears of production cuts and by anticipation of higher incremental costs going forward. We believe, however, that capital originally earmarked for the Gulf of Mexico is likely to be redirected to both onshore North America and international drilling operations; this, along with a likely increase in safety and environmental regulations, should accrue to the benefit of major service contractors.

Among deepwater equipment companies, we added to the Fund’s holding in Cameron International (3.3% of Fund net assets†), as we believe its liability in the oil spill is extremely limited and its valuation compelling. We also maintained a position in Anadarko Petroleum (2.0% of Fund net assets†) on its compelling valuation and the potential for reduced reimbursement obligation given its minimal liability. We continued to see opportunities among select integrated oil companies, though we remain underweight relative to the Fund’s benchmark. Another key energy investment theme for the Fund continues to be an emphasis on major oilfield services companies that are benefiting from a strong North American rig count, an increase in capital spending, and service intensity in the international arena. This led the Fund to acquire holdings in service contractors Halliburton (4.1% of Fund net assets†) and Weatherford International (2.7% of Fund net assets†), whose share prices faltered in the wake of the Gulf of Mexico oil spill. Nevertheless, the underlying tenets of our thesis remain, and we continued to maintain these positions.

Among coal producers we added Consol Energy, Peabody Energy and Walter Energy in the second quarter (2.4%, 1.1%, and 0.9%, respectively, of Fund net assets†), given our bullish views on coal, particularly metallurgical coal, which is used in the steel-making process. China has been a big driver of coal demand, and we also believe that Brazil and India will continue to be supportive.

Finally, another long-held tactic within our energy strategy has been to invest in undervalued North American unconventional natural gas plays. Although this is a somewhat mature theme, we continue to believe select opportunities exist, such as the Fund’s holding in Pioneer Natural Resources (2.7% of Fund net assets†), which contributed positively to the Fund’s performance in the first half.

In terms of individual performance, a notable performance detractor in the first half was U.S. oil and gas exploration and production company Anadarko Petroleum. Its shares declined because of its peripheral role in the Gulf of Mexico oil spill, although Anadarko publicly commented in mid-June that it holds BP responsible. Halliburton, Cameron International, Weatherford International and Transocean (sold as of June 30) also underperformed due to their perceived liability in the oil spill and the possible impact of a moratorium on deepwater drilling and new regulations. Unrelated to events in the Gulf of Mexico, Canadian oil and gas exploration and production company Heritage Oil (0.8% of Fund net assets†) saw its shares decline 16.2% on concerns over the completion of its sale of its African properties. Following a strong first quarter, U.S. coal producer Massey Energy’s (2.2% of Fund net assets†) shares fell 47.6% in the aftermath of the early April tragedy in one of the company’s West Virginia mines. U.S. coal company Alpha Natural Resources (2.4% of Fund net assets†) was another disappointment for the Fund, with its shares declining 32.1% during the quarter on the less-robust Chinese economy and concern over metallurgical coal demand.

Despite these negative results, the Fund had some positive energy performers in the first half, including Mariner Energy, Pacific Rubiales Energy (1.9% of Fund net assets†) and Cimarex Energy (1.5% of Fund net assets†). Mariner Energy, a U.S.-based oil and gas exploration and production company, was acquired by Apache (1.4% of Fund net assets†) in April. Shares of Canadian integrated oil company Pacific Rubiales Energy rose on reports of drilling progress in Colombia, and exploration success in its Rubiales field. Denver-based Cimarex Energy, an independent oil and gas exploration and production company, moved substantially higher in the second quarter on production guidance and better-than-expected growth.

Precious Metals Holdings
Strong share price appreciation, along with some tactical gold acquisitions, helped the Fund’s allocation in precious metals to hold steady from 12.4% to 12.8%. Several Fund positions produced robust double-digit gains in the first half, most of them gold miners and producers who benefited from higher underlying gold prices, which soared in the second quarter. Stellar performers for the six-month period included Canada’s Red Back Mining (3.0% of Fund net assets†), which achieved a 76.7% gain. Red Back Mining was able to continue expanding the gold resource at its Tasiast Mine in Mauritania, which represents one of the largest recent gold finds in the world. Canada’s Osisko Mining (2.5% of Fund net assets†) was another strong performer, with its shares gaining 33.6% during the six-month period, as it developed the Canadian Malartic mine in Quebec and announced a friendly acquisition of Canada’s Brett Resources. Shares of the U.K.’s Randgold Resources (3.4% of Fund net assets†) advanced 20.0% on the back of robust progress in its West African development projects. Finally, Canada’s IAMGOLD (2.8% of Fund net assets†), which had a rough first quarter, gained 13.0% in the first half, on news that is had opened its West African Essakane mine six months ahead of schedule.

The only precious metals holding that generated a negative return for the Fund during the semi-annual period was Canada’s Kinross Gold (position sold as of June 30), whose shares declined 6.9%. Although Kinross performed well operationally in the first half, the market frowned on its purchase of a large stake in Red Back Mining, although we remain positive on this action.

Base and Industrial Metals Holdings
The Fund’s allocation to base and industrial metals declined from 14.3% at the beginning of the year to 9.9%, mostly on the back of poor second quarter results. We sold the Fund’s position in British-Australian, multi-national miner Rio Tinto in order to reinitiate a position in U.K.’s Anglo American (1.1% of Fund net assets†) in the second quarter. We like Anglo’s valuation and its strong organic growth profile for those commodities we like, including platinum and palladium, both of which are used as catalysts in fuel cells among other industrial uses. We sold the Fund’s position in U.S. based Kaiser Aluminum primarily on weak aluminum prices. Finally, we purchased diversified India-based miner Vedanta Resources (1.0% of Fund net assets†) early in the year, given its attractive valuation, and its strong organic growth story as a diversified producer of zinc, aluminum, copper and iron ore, and power generation in India. In May, Vedanta announced its acquisition of a 74% stake in Anglo American’s Black Mountain zinc mine in South Africa.

Other Holdings
Thus far in 2010, the Fund’s investments in the agriculture, paper and forest products, real estate and chemicals sub-sectors represented small allocations that were not major contributors to the Fund’s results. However, it is worth noting that although we’ve been bearish for some time on corn and soybeans, a recent crop production report from the U.S. Department of Agriculture (“USDA”) indicating reduced yields has turned us more bullish.

VAN ECK VIP GLOBAL HARD ASSETS FUND

* * *

At this writing, while developed nations continue to bear the worst of the global economic slowdown, the bright spot for hard asset investors continues to remain the relatively strong economic resilience within the developing world where demand for hard assets continues to grow. Despite our long-term optimism, however, we continue to expect a difficult investing environment in the months ahead. We believe that we will manage to muddle through with a period of muted growth, supported by accommodative monetary policies in the U.S. and Europe. The success of this scenario requires that the major developed economies maintain the status quo in the absence of further unanticipated external shocks.

On a more positive note, there are distinct reasons for a supportive view for hard assets equities going forward. Much of the negative fallout from the European debt crisis appears to have been discounted. For example, markets essentially ignored the news in mid-June that Greece’s sovereign credit rating had been downgraded four notches by Moody’s Investors Service. China appears to have orchestrated a reasonable slowdown. Corporate news in the U.S. has turned very positive, with early July second-quarter earnings reports indicating some of the strongest profits in years.

Within the energy sector, we believe crude oil prices will likely rise as supply grows more expensive, delayed and limited in the aftermath of the Gulf of Mexico oil spill. We will continue to seek out opportunities among oil companies positioned to benefit from increased safety and environmental regulations. We also believe there is near-term upside potential for natural gas prices, as the deepwater moratorium coupled with forecasts for a warmer than usual summer—which should increase power demands—are likely to provide much needed relief to the current natural gas supply overhang.

Finally, our view for gold has improved from prior reporting periods, and we maintain our belief that the fundamental drivers of gold remain strong. The global economy is in the grips of an historic credit contraction, which in effect has sucked the supportive grease from the wheels of finance, economic growth and innovation. The dominant macro-economic risk in a credit contraction is falling prices or deflation. In short, gold prices react to financial stress, the source of which may be deflation, inflation, currency weakness, or other imbalances in the economy. During difficult periods, like this, gold acts as a hedge against financial stress for many and remains a sound form of currency that cannot be created by government fiat and that carries no counterparty risk.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Van Eck VIP Global Hard Asset Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Derek S. van Eck	Charles T. Cameron	Joseph M. Foster
Portfolio Manager

Samuel R. Halpert	Geoffrey R. King	Gregory F. Krenzer

Charl P. de M. Malan	Edward W. Mitby	Shawn Reynolds

July 27, 2010

†     All Fund assets referenced are Total Net Assets as of June 30, 2010.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

VAN ECK VIP GLOBAL HARD ASSETS FUND

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	The S&P® GSCI Total Return Index (SPGSCITR) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

[3]	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[4]	NYSE Arca Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[5]	Philadelphia Stock Exchange Gold and Silver Index (XAU) is composed of the common stocks of the leading companies involved in gold and silver mining.

[6]

NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production, and development of petroleum.

[7]

Philadelphia Oil Service Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

[8]

NYSE Arca Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

[9]

Stowe Coal IndexSM is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

[10]	S&P® GSCI Industrial Metals Index measures performance of the industrial metals sub-sector of the S&P® GSCI Total Return Index, referenced above (SPGSCITR).

Geographical Weightings*
 (unaudited)

Sector Weightings**
 (unaudited)

As of June 30, 2010.

*	Percentage of net assets.

**	Percentage of investments.

Portfolio subject to change.

VAN ECK VIP GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*
June 30, 2010 (unaudited)

Halliburton Co.
(U.S., 4.1%)
Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development and production of oil and natural gas.

Occidental Petroleum Corp.
(U.S., 3.8%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

Newfield Exploration Co.
(U.S., 3.7%)
Newfield is an independent oil and gas company which explores, develops and acquires oil and natural gas properties. The company operates in the Gulf of Mexico, in the onshore United States Gulf Coast, within the North Sea, within Malaysia, and in the Bohai Bay in China.

Schlumberger Ltd.
(U.S., 3.6%)
Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Randgold Resources Ltd.
(United Kingdom, 3.4%)
Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Cameron International Corp.
(U.S., 3.3%)
Cameron manufactures oil and gas pressure control equipment, including valves, wellheads, chokes and assembled systems. The company’s equipment is used for oil and gas drilling, production, and transmission in onshore, offshore, and subsea applications. Cameron also produces gas turbines, centrifugal gas and air compressors and other products.

Red Back Mining Inc.
(Canada, 3.0%)
Red Back explores and develops mineral deposits. The company’s interests include the Chirano Gold Project located in Ghana, West Africa and the Tasiast Gold Mine in Mauritania. In addition, Red Back holds an extensive exploration portfolio both in Ghana and Mauritania.

IAMGOLD Corp.
(Canada, 2.8%)
IAMGOLD explores and develops mineral properties. The company’s key areas of exploration are Canada, West Africa and Surinam.

Weatherford International Ltd.
(U.S., 2.7%)
Weatherford International is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The company operates in approximately 100 countries through approximately 800 locations situated in nearly all of the oil and natural gas producing regions in the world.

Pioneer Natural Resources Co.
(U.S., 2.7%)
Pioneer is an independent oil and gas exploration and production company with operations in the United States, South Africa and Tunisia.

*	Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

VAN ECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 to June 30, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010- June 30, 2010

Initial Class	Actual	$1,000.00	$880.00	$4.59
	Hypothetical**	$1,000.00	$1,019.91	$4.93

Class R1	Actual	$1,000.00	$880.20	$4.63
	Hypothetical**	$1,000.00	$1,019.87	$4.98

Class S	Actual	$1,000.00	$878.30	$6.76
	Hypothetical**	$1,000.00	$1,017.59	$7.26

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2010), of 0.98% on Initial Class, 0.99% on Class R1 Shares, and 1.45% on Class S Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2010 (unaudited)

Number of Shares		Value

COMMON STOCKS: 97.0%
Australia: 1.0%
248,000	Woodside Petroleum Ltd. #	$8,620,309

Canada: 11.6%
1,614,800	Brazilian Resources, Inc. * #	—
214,700	First Quantum Minerals Ltd.	10,800,042
1,382,300	IAMGOLD Corp. (USD)	24,439,064
1,960,200	Osisko Mining Corp. *	21,138,600
747,200	Pacific Rubiales Energy Corp. *	16,747,163
968,900	Petrolifera Petroleum Ltd. * R	591,597
1,036,400	Red Back Mining, Inc. *	26,198,416

		99,914,882

Kazakhstan: 1.0%
444,500	KazMunaiGas Exploration (GDR) # Reg S	8,188,531

Kuwait: 1.2%
15,562,437	Kuwait Energy Co. K.S.C.C. (a) # R	10,323,092

Norway: 1.3%
621,500	SeaDrill Ltd. #	11,210,586

United Kingdom: 10.8%
3,404,400	Afren PLC * #	4,299,184
15,000	African Minerals Ltd. * # R	80,190
723,400	African Minerals Ltd. * #	3,867,352
254,000	Anglo American PLC * #	8,850,679
639,100	BHP Billiton PLC #	16,570,938
1,117,900	Heritage Oil Ltd. * #	6,547,046
306,000	Randgold Resources Ltd. (ADR)	28,993,500
274,200	Vedanta Resources PLC #	8,615,197
1,202,200	Xstrata PLC #	15,742,405

		93,566,491

United States: 70.1%
613,300	Alpha Natural Resources, Inc. *	20,772,471
477,600	Anadarko Petroleum Corp.	17,236,584
146,900	Apache Corp.	12,367,511
331,700	Archer-Daniels-Midland Co.	8,564,494
609,100	Berry Petroleum Co.	15,666,052
1,235,400	Brigham Exploration Co. *	19,000,452
591,400	Cabot Oil & Gas Corp.	18,522,648
877,300	Cameron International Corp. *	28,529,796
174,500	Cimarex Energy Co.	12,490,710
249,450	Concho Resources, Inc. *	13,802,069
621,700	Consol Energy, Inc.	20,988,592
321,200	Dril-Quip, Inc. *	14,139,224
528,000	Ellora Oil & Gas, Inc. (a) * # R	4,304,256
2,095,370	Far East Energy Corp. *	838,148
419,074	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) (a) * #	141,228
388,900	Freeport-McMoRan Copper & Gold, Inc.	22,995,657
695,100	General Maritime Corp.	4,198,404
145,200	Green Plains Renewable Energy, Inc. *	1,483,944
1,439,600	Halliburton Co.	35,342,180
307,100	Holly Corp.	8,162,718
1,093,300	Key Energy Services, Inc. *	10,036,494
1,421,100	Louisiana-Pacific Corp. *	9,507,159
688,500	Massey Energy Co.	18,830,475
142,200	Murphy Oil Corp.	7,046,010
156,700	MYR Group, Inc. *	2,615,323
450,400	Nabors Industries Ltd. *	7,936,048
655,350	Newfield Exploration Co. *	32,020,401
218,800	Noble Energy, Inc.	13,200,204

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

United States (continued)
396,000	NRG Energy, Inc. *	$8,399,160
420,800	Occidental Petroleum Corp.	32,464,720
175,500	Oceaneering International, Inc. *	7,879,950
648,700	Patterson-UTI Energy, Inc.	8,348,769
235,500	Peabody Energy Corp.	9,215,115
1,295,400	Petrohawk Energy Corp. *	21,982,938
390,000	Pioneer Natural Resources Co.	23,185,500
359,500	Questar Corp.	16,353,655
1,111,250	Quicksilver Resources, Inc. *	12,223,750
557,900	Schlumberger Ltd.	30,874,186
511,700	Steel Dynamics, Inc.	6,749,323
327,000	Terex Corp. *	6,127,980
132,200	Walter Energy, Inc.	8,044,370
1,799,700	Weatherford International Ltd. *	23,648,058
109,500	Whiting Petroleum Corp. *	8,586,990

		604,823,716

Total Common Stocks (Cost: $767,699,632)		836,647,607

EXCHANGE TRADED FUND: 2.3% (Cost: $19,167,704)
158,800	SPDR Gold Trust *	19,322,784

MONEY MARKET FUND: 0.4% (Cost: $3,619,338)
3,619,338	AIM Treasury Portfolio - Institutional Class	3,619,338

Total Investments: 99.7% (Cost: $790,486,674)		859,589,729
Other assets less liabilities: 0.3%		2,814,862

NET ASSETS: 100.0%		$862,404,591

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
USD	—	United States Dollar

*	Non-income producing
(a)	Illiquid security – the aggregate value of illiquid securities is $14,768,576 which represents 1.7% of net assets.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $107,360,993 which represents 12.4% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $15,299,135, or 1.8% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

African Minerals Ltd.	1/21/2010	15,000	$97,713	$80,190	0.0%
Ellora Oil & Gas Co. (a)	6/30/2006	528,000	6,336,000	4,304,256	0.5
Kuwait Energy Co. KSCC (a)	8/6/2008	15,562,437	11,764,893	10,323,092	1.2
Petrolifera Petroleum Ltd.	3/7/2005	722,400	962,197	441,087	0.1
Petrolifera Petroleum Ltd.	5/2/2007	246,500	665,886	150,510	0.0

			$19,826,689	$15,299,135	1.8%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Industry	0.3%	$2,615,323
Capital Goods	0.7	6,127,980
Consumer Goods	1.0	8,564,494
Energy	71.5	614,791,288
Industrial Metals	9.9	85,421,104
Paper And Forest	1.1	9,507,159
Precious Metals	12.8	109,620,259
Exchange Traded Fund	2.3	19,322,784
Money Market Fund	0.4	3,619,338

	100.0%	$859,589,729

The summary of inputs used to value investments as of June 30, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Australia	$—	$8,620,309	$—	$8,620,309
Canada	99,914,882	—	—	99,914,882
Kazakhstan	—	8,188,531	—	8,188,531
Kuwait	—	—	10,323,092	10,323,092
Norway	—	11,210,586	—	11,210,586
United Kingdom	28,993,500	64,572,991	—	93,566,491
United States	600,378,232	141,228	4,304,256	604,823,716
Exchange Traded Fund
United States	19,322,784	—	—	19,322,784
Money Market Fund	3,619,338	—	—	3,619,338

Total	$752,228,736	$92,733,645	$14,627,348	$859,589,729

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2010:

Balance as of 12/31/09				$14,940,016
Realized gain (loss)				—
Change in unrealized appreciation (depreciation)				(312,668)
Net purchases (sales)				—
Transfers in and/or out of level 3				—

Balance as of 6/30/10				$14,627,348

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (unaudited)

Assets:
Investments, at value (Cost: $790,486,674)	$859,589,729
Cash	196
Receivables:
Investments sold	4,599,512
Shares of beneficial interest sold	309,319
Dividends and interest	1,082,624

Total assets	865,581,380

Liabilities:
Payables:
Investments purchased	1,398,442
Shares of beneficial interest redeemed	549,215
Due to Adviser	697,708
Due to Distributor	2,023
Deferred Trustee fees	195,397
Accrued expenses	334,004

Total liabilities	3,176,789

NET ASSETS	$862,404,591

Initial Class Shares:
Net Assets	$785,274,923

Shares of beneficial interest outstanding	30,611,408

Net asset value, redemption and offering price per share	$25.65

Class R1 Shares:
Net Assets	$70,366,931

Shares of beneficial interest outstanding	2,742,050

Net asset value, redemption and offering price per share	$25.66

Class S Shares:
Net Assets	$6,762,737

Shares of beneficial interest outstanding	268,177

Net asset value, redemption and offering price per share	$25.22

Net Assets consist of:
Aggregate paid in capital	$834,766,886
Net unrealized appreciation	69,103,055
Accumulated net investment loss	(6,486,684)
Accumulated net realized loss	(34,978,666)

$862,404,591

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $215,599)		$3,690,894
Interest		3,535

Total income		3,694,429

Expenses:
Management fees	$4,463,826
Professional fees	131,114
Trustees’ fees and expenses	92,840
Insurance	16,053
Reports to shareholders	67,868
Custodian fees	52,327
Interest	22
Transfer agent fees – Initial Class Shares	45,802
Transfer agent fees – Class R1 Shares	7,507
Transfer agent fees – Class S Shares	6,816
Distribution fees – Class S Shares	7,172
Other	7,616

Total expenses	4,898,963
Waiver of management fees	(238)

Net expenses		4,898,725

Net investment loss		(1,204,296)

Net realized gain (loss) on:
Investments		70,189,604
Forward foreign currency contracts and foreign currency transactions		(52,589)

Net realized gain		70,137,015

Change in net unrealized appreciation (depreciation) on:
Investments		(189,204,861)

Net Decrease in Net Assets Resulting from Operations		$(120,272,142)

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010	Year Ended December 31, 2009

	(unaudited)
Operations:
Net investment loss	$(1,204,296)	$(1,165,553)
Net realized gain (loss)	70,137,015	(19,701,863)
Change in net unrealized appreciation (depreciation)	(189,204,861)	361,707,770

Net increase (decrease) in net assets resulting from operations	(120,272,142)	340,840,354

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(3,285,133)	(1,710,191)
Class R1 Shares	(289,355)	(162,607)
Class S Shares	(13,077)	(1,235)

	(3,587,565)	(1,874,033)

Distributions from net realized capital gains
Initial Class Shares	—	(3,391,397)
Class R1 Shares	—	(322,458)
Class S Shares	—	(2,448)

	—	(3,716,303)

Total dividends and distributions	(3,587,565)	(5,590,336)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	73,856,409	145,985,204
Class R1 Shares	9,970,075	19,256,559
Class S Shares	6,067,610	3,832,956

	89,894,094	169,074,719

Reinvestment of dividends and distributions
Initial Class Shares	3,285,133	5,101,588
Class R1 Shares	289,355	485,065
Class S Shares	13,077	3,683

	3,587,565	5,590,336

Cost of shares redeemed
Initial Class Shares	(76,232,055)	(102,070,213)
Class R1 Shares	(10,487,840)	(19,555,858)
Class S Shares	(2,189,572)	(750,652)
Redemption fees	17,493	40,309

	(88,891,974)	(122,336,414)

Net increase in net assets resulting from capital share transactions	4,589,685	52,328,641

Total increase (decrease) in net assets	(119,270,022)	387,578,659
Net Assets:
Beginning of period	981,674,613	594,095,954

End of period (including accumulated net investment loss of ($6,486,684) and ($1,694,823), respectively)	$862,404,591	$981,674,613

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	2,468,483	6,029,182
Shares reinvested	118,554	275,315
Shares redeemed	(2,635,672)	(4,537,146)

Net increase (decrease)	(48,635)	1,767,351

Class R1 Shares:
Shares sold	337,806	809,256
Shares reinvested	10,438	26,191
Shares redeemed	(364,255)	(848,437)

Net decrease	(16,011)	(12,990)

Class S Shares:
Shares sold	209,370	143,916
Shares reinvested	479	201
Shares redeemed	(77,042)	(29,644)

Net increase	132,807	114,473

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class

	Six Months Ended June 30, 2010
			Year Ended December 31,

			2009	2008	2007	2006	2005

	(unaudited)
Net Asset Value, Beginning of Period	$29.26		$18.75	$41.19	$32.71	$27.73	$18.36

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.04)		(0.03)	0.11	(0.02)	0.06	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(3.46)		10.72	(16.53)	12.94	6.64	9.45

Total from Investment Operations	(3.50)		10.69	(16.42)	12.92	6.70	9.44

Less:
Dividends from Net Investment Income	(0.11)		(0.06)	(0.11)	(0.05)	(0.02)	(0.07)
Distributions from Net Realized Capital Gains	—		(0.12)	(5.91)	(4.39)	(1.70)	—

Total Dividends and Distributions	(0.11)		(0.18)	(6.02)	(4.44)	(1.72)	(0.07)

Redemption Fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Period	$25.65		$29.26	$18.75	$41.19	$32.71	$27.73

Total Return (a)	(12.00	)%(e)	57.54%	(46.12)%	45.36%	24.54%	51.67%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$785,275		$897,073	$541,777	$1,031,487	$642,822	$424,017
Ratio of Gross Expenses to Average Net Assets	0.98	%(d)	1.10%	0.99%	1.01%	1.13%	1.17%
Ratio of Net Expenses to Average Net Assets (b)	0.98	%(d)	1.10%	0.99%	1.01%	1.13%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.24	)%(d)	(0.15)%	0.28%	(0.09)%	0.17%	(0.03)%
Portfolio Turnover Rate	50	%(e)	105%	76%	94%	78%	52%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 1.09% and 1.00% for Initial Class Shares for the years ended December 31, 2009 and 2007, respectively. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share.
(d)	Annualized
(e)	Not Annualized

See Notes to Financial Statements

	Class R1 Shares

	Six Months Ended June 30, 2010
			Year Ended December 31,

			2009	2008	2007	2006	2005

	(unaudited)
Net Asset Value, Beginning of Period	$29.26		$18.74	$41.18	$32.70	$27.73	$18.36

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.04)		(0.04)	0.09	(0.03)	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(3.46)		10.74	(16.49)	12.95	6.65	9.43

Total from Investment Operations	(3.50)		10.70	(16.40)	12.92	6.69	9.44

Less:
Dividends from Net Investment Income	(0.10)		(0.06)	(0.13)	(0.05)	(0.02)	(0.07)
Distributions from Net Realized Capital Gains	—		(0.12)	(5.91)	(4.39)	(1.70)	—

Total Dividends and Distributions	(0.10)		(0.18)	(6.04)	(4.44)	(1.72)	(0.07)

Redemption Fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Period	$25.66		$29.26	$18.74	$41.18	$32.70	$27.73

Total Return (a)	(11.98	)%(e)	57.62%	(46.10)%	45.37%	24.49%	51.61%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$70,367		$80,703	$51,932	$122,166	$89,949	$84,113
Ratio of Gross Expenses to Average Net Assets	0.99	%(d)	1.11%	0.99%	1.02%	1.15%	1.19%
Ratio of Net Expenses to Average Net Assets (b)	0.99	%(d)	1.11%	0.99%	1.02%	1.15%	1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25	)%(d)	(0.15)%	0.27%	(0.10)%	0.14%	(0.06)%
Portfolio Turnover Rate	50	%(e)	105%	76%	94%	78%	52%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 1.10%, 1.01% and 1.14% for the Class R1 Shares for the years ended December 31, 2009, 2007 and 2006, respectively. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share.
(d)	Annualized
(e)	Not annualized

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class S Shares

	Six Months Ended June 30, 2010					For the Period May 1, 2006^ through December 31, 2006

			Year Ended December 31,

			2009	2008	2007

	(unaudited)
Net Asset Value, Beginning of Period	$28.80		$18.53	$41.05	$32.72	$32.55

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.02)		(0.06)	0.05	(0.03)	0.07
Net Realized and Unrealized Gain (Loss) on Investments	(3.48)		10.51	(16.44)	12.80	0.10

Total from Investment Operations	(3.50)		10.45	(16.39)	12.77	0.17

Less:
Dividends from Net Investment Income	(0.08)		(0.06)	(0.22)	(0.05)	—
Distributions from Net Realized Capital Gains	—		(0.12)	(5.91)	(4.39)	—

Total Dividends and Distributions	(0.08)		(0.18)	(6.13)	(4.44)	—

Redemption Fees	—	(c)	— (c)	— (c)	— (c)	—	(c)

Net Asset Value, End of Period	$25.22		$28.80	$18.53	$41.05	$32.72

Total Return (a)	(12.17	)%(e)	56.92%	(46.35)%	44.83%	0.49	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$6,763		$3,899	$387	$681	$92
Ratio of Gross Expenses to Average Net Assets	1.46	%(d)	2.24%	2.90%	5.79%	11.91	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.45	%(d)	1.44%	1.31%	1.20%	1.21	%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.67	)%(d)	(0.73)%	(0.02)%	(0.30)%	0.61	%(d)
Portfolio Turnover Rate	50	%(e)	105%	76%	94%	78	%(e)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 1.30% and 1.19% for the Class S Shares for the years ended December 31, 2008 and 2007, respectively. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share.
(d)	Annualized
(e)	Not annualized
^	Inception date of Class S Shares

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust, formerly Van Eck Worldwide Insurance Trust, (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Hard Assets Fund, formerly Worldwide Hard Assets Fund, (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers three classes of shares: Initial Class Shares, Class R1 Shares and Class S Shares. The three classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase and Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are fair valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

VAN ECK VIP GLOBAL HARD ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
(continued)

E.

Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.

Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives and hedging activities. Details of this disclosure are found below.

The impact of transactions in derivative instruments, during the period ended June 30, 2010, were as follows:

Foreign exchange risk

Realized gain (loss)[1]:
Forward foreign currency contracts[1]	$(145,642)

[1]Statement of operations location: Net realized loss on forward foreign currency contracts and foreign currency transactions

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses, realized, and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. The Adviser has agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses exceeding 1.20% for the Initial Class shares and Class R1 shares and 1.45% for the Class S shares. For the period ended June 30, 2010, the Adviser waived management fees in the amount of $238 attributable to Class S Shares. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—12b-1 Plans of Distribution—The Fund and Van Eck Securities Corporation (the “Distributor”) are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance

NOTES TO FINANCIAL STATEMENTS
(continued)

with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. For periods prior to April 30, 2009, the amount paid under the Plan was limited to 0.15% of the Class S Shares average daily net assets. Commencing May 1, 2009, the amount paid under the Plan was increased to 0.25% of the Class S Shares average daily net assets.

Note 5—Investments—For the period ended June 30, 2010, the cost of purchases and proceeds from sales of investments-other than U.S. government securities and short-term obligations aggregated $487,655,523 and $475,071,090, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2010 was $803,399,764 and net unrealized appreciation aggregated $56,189,965 of which $149,530,574 related to appreciated securities and $93,340,609 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders were as follows:

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Ordinary income	$3,587,565	$1,882,447
Long term capital gains	—	3,707,889

Total	$3,587,565	$5,590,336

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2006-2009), or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At June 30, 2010, the aggregate shareholder accounts of three insurance companies own approximately 71%, 7% and 7% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares. Additionally, four insurance companies own approximately 32%, 26% 24% and 11% of the Class S Shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust may participate with Van Eck Funds (the “VE/VIP Funds”) in a $10 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest

VAN ECK VIP GLOBAL HARD ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
(continued)

is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2010, the Fund borrowed under this Facility. The average daily loan balance during the 4 day period for which a loan was outstanding amounted to $127,318 and the weighted average interest rate was 1.49%. At June 30, 2010, the Fund had no outstanding borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. For the period ended June 30, 2010, there was no securities lending activity.

Note 11—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the period ended June 30, 2010, there were no offsets of custodial fees.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and there were no material events requiring recording or disclosure.

VAN ECK VIP GLOBAL HARD ASSETS FUND

APPROVAL OF ADVISORY AGREEMENT
(unaudited)

Approval of Advisory Agreement

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the Fund’s investment advisory agreement, the Board, which is comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on June 10, 2010 and June 29 and 30, 2010 to specifically consider the renewal of the Fund’s investment advisory agreement. This information included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

■	The Adviser’s consolidated financial statements for the past three fiscal years;

■	A description of the advisory agreement with the Fund, its terms and the services provided thereunder;

■

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

■

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

■

An independently prepared report comparing the management fees and non-investment management expenses of the Fund during its fiscal year ended December 31, 2009 with those of (i) the universe of funds with similar investment strategies, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and with comparable fee and expense structures (the “Expense Group”);

■

An independently prepared report comparing the Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2009 with those of (i) the universe of funds with similar investment strategies, offered in connection with variable insurance products (the “Performance Universe”) and (ii) a sub-group of the Performance Universe consisting of funds of comparable size and with comparable fee and expense structures (the “Performance Group”);

■	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

■

Information regarding other accounts and investment vehicles managed by the Adviser, including the types of accounts, the fees charged by the Adviser for managing the accounts, the material differences between the nature of services provided for the Fund as compared to the other accounts, the other accounts investment strategies, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

■

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreement, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the

VAN ECK VIP GLOBAL HARD ASSETS FUND

APPROVAL OF ADVISORY AGREEMENT
(continued)

quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Fund or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and may be managed by the same investment professionals according to a similar investment strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance of the Fund, the Board noted that the Fund had outperformed, on an annualized basis, its Performance Group and Performance Universe averages for the one- through five-year periods ended December 31, 2009. The Board concluded that the performance of the Fund is satisfactory. When considering the fees and expenses of the Fund, the Board noted that, during 2009, while the actual management fee and total expense ratio for the Fund were higher than the medians for its Expense Group, the Adviser has agreed to waive or to reimburse expenses through April 2011 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

The Board considered the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Fund are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows, and whether the Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that the advisory fee breakpoints in place will allow the Fund to share the benefits of economies of scale as it grows in a fair and equitable manner.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreement, including the fee structure (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreement for an additional one-year period.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Global Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act)
     provide reasonable assurances that material information relating to the Van
     Eck VIP Global Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  August 26, 2010
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date  August 26, 2010
     -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  August 26, 2010
     -----------------